LOAN AGREEMENT

QRSCIENCES HOLDINGS LIMITED DIVERSIFIED OPPORTUNITIES, INC

CONTENTS

Definitions and Interpretation

1.1

Definitions

1.2

Construction

2

Commitment, Purpose and Availability of Facility

2.1

Consideration

2.2

Provision of Commitment

3

Loan Facility

3.1

Provision of funds

3.2

Repayment of Outstanding Moneys

3.3

Interest

3.4

Manner of payments

4

Events of Default

4.1

Events of Default

4.2

Effect of Event of Default

4.3

Warranties and Representations

4.4

General Obligations

4.5

Prohibited financial transactions

4.6

Disposals

5

Fees, Tax, Costs and Expenses

5.1

Costs and expenses

5.2

GST

6

General

6.1

Assignment

6.2

Notices

6.3

Governing law and jurisdiction

6.4

Variation

This document is entered into by the following parties:

Diversified Opportunities, Inc

10907 Technology Place

San Diego CA 92127

United States of America

(“Borrower”)

QRSciences Holdings Limited

ABN 27 009 259 876

Unit 5, 435 Willliamstown Road

Port Melbourne, Victoria

Australia

(“Lender”)

BACKGROUND:

A.

The Borrower has requested the Lender to make available a loan facility to the Borrower.

B.

The Lender has agreed to make available to the Borrower a loan facility on the terms and conditions contained in this Agreement.

OPERATIVE PART:

The parties agree in consideration of, among other things, the mutual promises contained in this Agreement:

1

DEFINITIONS AND INTERPRETATION

1.1

Definitions

In this Agreement:

"Business Day" means a day other than a Saturday, Sunday or public holiday in Victoria.

"Commitment" means the maximum amount agreed to be provided by the Lender under the Facility being $500,000 or such increased amount as the parties agree in writing.

"Event of Default" means any event specified in clause .

"Facility" means the loan facility made available by the Lender to the Borrower under this Agreement;

"Interest Rate" means, in respect of any funds advanced under this Agreement, 8% per annum.

"Outstanding Moneys" means all debts and monetary liabilities of the Borrower to the Lender under this Agreement irrespective of whether the debts or liabilities:

(a)

are present or future;

(b)

are actual, prospective, contingent or otherwise;

(c)

are at any time ascertained or unascertained;

(d)

are owed or incurred by or on account of the Borrower alone, or severally or jointly with any other person;

(e)

are owed or incurred as principal, interest, fees, charges, taxes, duties or other imposts, damages (whether for breach of contract or tort or incurred on any other ground), losses, costs or expenses, or on any other account; or

(f)

comprise any combination of the above.

1.2

Construction

In this Agreement, unless the context otherwise requires:

(a)

headings and underlinings are for convenience only and do not affect the interpretation of this Agreement;

(b)

other parts of speech and grammatical forms of a word or phrase defined in this Agreement have a corresponding meaning;

(c)

a reference to a part, clause, party, annexure, exhibit or schedule is a reference to a part and clause of, and a party, annexure, exhibit and schedule to, this Agreement and a reference to this Agreement includes any annexure, exhibit and schedule;

(d)

a reference to a party to any document includes that party's successors and permitted assigns;

(e)

where the day on or by which any thing is to be done is not a Business Day, that thing must be done on or by the preceding Business Day; and

(f)

a reference to “$” or “dollars” are to Australian Dollars.

2

COMMITMENT, PURPOSE AND AVAILABILITY OF FACILITY

2.1

Consideration

The Borrower has entered into this Agreement in consideration of the Lender agreeing to make the Facility available in accordance with this Agreement.

2.2

Provision of Commitment

Subject to this Agreement, the Lender must make funds available to the Borrower to the extent of the Commitment.

3

LOAN FACILITY

3.1

Provision of funds

(a)

Subject to clause , if the Borrower requests the Lender to lend funds under this Facility, then subject to this Agreement, the Lender must lend those funds within 5 Business Days.

(b)

The Borrower shall:

(i)

only use the funds made available to the Borrower under the Facility for working capital purposes in the ordinary course of ordinary business of the Borrower; and

(ii)

provided always that the particular purpose is approved by the Lender and the Lender has been given a reasonable opportunity to advise on other ways that the purpose may be funded without use of the Facility or use of the Facility to a lesser extent.

(c)

A request under clause  may be made as often as the Borrower wishes, subject only to the limits on lending under this Agreement including but not limited to the Commitment.

3.2

Repayment of Outstanding Moneys

(a)

The Borrower may repay any part of the Outstanding Moneys at any time.

(b)

All Outstanding Moneys under the Facility must be repaid by the Borrower to the Lender on or before 31 October 2008 or as agreed.

3.3

Interest

(a)

The Borrower must pay interest on all funds advanced under clause  at the Interest Rate in accordance with this clause .

(b)

Interest must be calculated on daily balances on the basis of a 365 day year and for the actual number of days elapsed from and including the first day when funds are advanced but excluding, the day when those funds are repaid.

(c)

Interest shall be capitalised monthly in arrears unless the Lender requests the Borrower to pay the interest to the Lender.

3.4

Manner of payments

All payments to the Lender under this Agreement must be made to the account specified by the Lender to the Borrower or in such other manner as the Lender directs from time to time.  All repayments shall be in Australian dollars.

4

EVENTS OF DEFAULT

4.1

Events of Default

It is an Event of Default, whether or not it is within the control of any party if:

(a)

the Borrower fails to pay or repay any part of the Outstanding Moneys when due;

(b)

a judgment in an amount exceeding $50,000 is obtained against the Borrower and is not set aside or satisfied within 7 days;

(c)

a receiver, receiver and manager, official manager, trustee or similar official is appointed over any of the assets or undertaking of the Borrower;

(d)

the Borrower is or becomes unable to pay its debts when they are due;

(e)

the Borrower enters into or resolves to enter into any arrangement, composition or compromise with, or assignment for the benefit of, its creditors or any class of them;

(f)

the Borrower ceases or threatens to cease to carry on business; and

(g)

an application or order is made for the winding-up or dissolution of the Borrower or a resolution is passed or any steps are taken to pass a resolution for the winding-up or dissolution of the Borrower otherwise than for the purpose of an amalgamation or reconstruction which has the prior written consent of the Lender.

4.2

Effect of Event of Default

(a)

Upon or at any time after the occurrence of an Event of Default the Lender may by notice to the Borrower declare that:

(i)

the Outstanding Moneys are immediately due and payable; or

(ii)

the Commitment is cancelled.

(b)

The Borrower must upon receipt of a notice under clause  immediately repay in full the Outstanding Moneys to the Lender.

4.3

Warranties and Representations

(a)

The Borrower warrants and represents that:

(i)

it is duly incorporated in accordance with the laws of its place of incorporation, validly exists under those laws and has the capacity to sue or be sued in its own name and to own its property and conduct its business as it is being conducted;

(ii)

this Agreement is enforceable by the Lender in accordance with its terms and is not void or voidable;

(iii)

the Borrower has capacity unconditionally to execute and deliver and comply with its obligations under this Agreement;

(iv)

the Borrower has taken all necessary action to authorise the unconditional execution and delivery of and the compliance with its obligations under this Agreement;

(v)

all information given to and each statement made to the Lender by or at the direction of the Borrower in relation to this Agreement and the Facility is correct, complete and not misleading;

(vi)

the Borrower has disclosed to the Lender all information which the Borrower has or has access to and which is relevant to the assessment by the Lender of the nature and amount of the risks undertaken by the Lender becoming a creditor of the Borrower;

(vii)

no litigation, arbitration or administrative proceeding is current, pending or, to the knowledge of the Borrower, threatened, which has or is likely to have a material adverse effect on the Borrower; and

(viii)

no unremedied or unwaived Event of Default or potential Event of Default has occurred.

(b)

The parties agree and acknowledge that:

(i)

interpretation of any statement contained in any warranty or representation shall not be restricted by reference to or inference from any other statement contained in any other warranty or representation;

(ii)

the Lender has entered into this Agreement and agreed to provide the Facility in reliance upon the warranties and representations; and

(iii)

each warranty and representation will survive the execution of this Agreement and be deemed to be repeated with reference to the facts and circumstances then existing whenever financial accommodation is requested or given and on each day that moneys are owing (actually or contingently) by the Borrower to the Lender under the Agreement.

4.4

General Obligations

The Borrower will:

(a)

prepare and keep books, accounts and accounting and other records in accordance with generally applicable and accepted accounting standards on a consistent basis;

(b)

upon demand to make available for inspection and copying by the Lender the books, Accounts and accounting and other records of the Borrower;

(c)

the Borrower shall give to the Lender:

(i)

as soon as practicable, and in any event within 120 days after the close of each financial year applicable to the Borrower, audited accounts of the Borrower for that financial year;

(ii)

as soon as practicable, and in any event within 30 days of the end of each quarter of each financial year applicable to the Borrower, the unaudited accounts of the Borrower for that period; and

(d)

upon demand, any other information in the possession or under the control of the Borrower which in the Lender’s reasonable opinion is relevant

4.5

Prohibited financial transactions

Other than with the prior written consent of the Lender, the Borrower shall not:

(a)

incur any financial indebtedness except under this Agreement; or

(b)

provide any financial accommodation to any person.

4.6

Disposals

The Borrower shall not, either in a single transaction or in a series of transactions whether related or not and whether voluntary or involuntary, to dispose of any asset except disposals:

(a)

made for market value in the ordinary course of the ordinary trading business of the Borrower; or

(b)

made with the express written consent of the Lender.

5

FEES, TAX, COSTS AND EXPENSES

5.1

Costs and expenses

The Borrower must pay all costs and expenses of the Lender in relation to:

(a)

the negotiation, preparation, execution, delivery, stamping, registration, completion, variation and discharge of any this Agreement;

(b)

the enforcement, protection or waiver of any rights under this Agreement.

5.2

GST

If any tax on goods or services (including, without limitation any value added tax, consumption tax or other similar tax) (“GST”) is imposed on any supply under or in connection with a transaction document, then the Lender may, by notice to the Borrower, elect to have the amounts payable or consideration to be provided by the Borrower for such supply redetermined by the Borrower, with effect from such date as the Lender may determine, so as to take into account the GST and in order to provide the Lender with the same rate of return as was originally obtained by the Lender on the amounts payable or consideration to be provided by the Borrower prior to the imposition of the GST.

If GST is payable by the Lender on any supply made under this Agreement the Borrower will pay to the Lender an amount equal to the GST payable on the supply.  That amount will be paid at the same time that the consideration for the supply is payable under this Agreement and will be paid in addition to the consideration.  The Lender shall upon receiving that amount from the Borrower provide the Borrower with a valid tax invoice in respect of the supply.

6

GENERAL

6.1

Assignment

No party may transfer or assign any of its rights or obligations under this Agreement.

6.2

Notices

Any notice or other communication including under this Agreement shall be sent to the relevant party at the address shown at the commencement of this Agreement.

6.3

Governing law and jurisdiction

This Agreement is governed by the laws of Victoria.

6.4

Variation

A variation of any term of this Agreement must be in writing and signed by the parties.

Executed as a deed on July 29, 2008.

EXECUTED by DIVERSIFIED OPPORTUNITIES, INC in accordance with its constituent documents by:
_/s/ Kevin Russeth___________________ Authorised Representative ___ Kevin Russeth ___________________ Name of Authorised Representative (print)	_______________________________________ Authorised Representative _______________________________________ Name of Authorised Representative (print)

EXECUTED by QRSCIENCES HOLDINGS LIMITED (ABN 27 009 259 876) in accordance with section 127 of the Corporations Act by:
__/s/ Rick Stokes___________________ Director/Secretary _____ Rick Stokes__________________ Name of Director/Secretary (print)	_______________________________________ Director _______________________________________ Name of Director (print)